ASSUMPTION OF DEBT


     THIS AGREEMENT is made and entered into on December 1,1997 by and between Franklin Consolidated Mining Company, Inc., a Delaware corporation (hereinafter referred to as "Franklin) and Gems & Minerals Corporation, a Nevada corporation (hereinafter referred to as "Gems").


                                    RECITALS

     WHEREAS, Gems is obligated to U.S. Mining, Inc., a New Jersey corporation in the sum of Four Hundred and Eight Thousand, Four Hundred and Eighty Two
($408,482) Dollars (the "obligation").

     WHEREAS, Franklin is willing and desirous of assuming the obligation of Gems to US. Mining, Inc.


     NOW THEREFORE, in consideration of their mutual promises, covenants, and agreements, the parties hereto do hereby agree to be legally bound as follows:

1. For good and valuable consideration, receipt of which is acknowledged, Franklin assumes, without recourse, the monetary obligation of Gems to U.S. Mining, Inc., in the sum of Four Hundred and Eight Thousand, Few Hundred and Eighty Two ($408,482) Dollars.

2. The failure of either party to enforce, at any time, or for any period of time, the provisions of this agreement, shall not be construed as a waiver of said rights by the waiving party.

3. This agreement and its contents shall be interpreted and construed under the laws of the State of Delaware.

4. The invalidity of any portion of this agreement shall not affect the validity of any other portion. In the event that any portion of this agreement is held to be invalid, the parties agree that the remaining provisions shall remain in full force and effect.

5. This agreement contains the complete agreement between the parties and shall supersede all other agreements, either oral or written, on the subject of this agreement, between the parties.

6. Should a controversy arise between the parties concerning this agreement, the prevailing party shall be entitled to reasonable attorney's fees and costs.


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7. Any modification, amendment or change of this agreement will be effective only if it is in writing signed by both parties.

8. This agreement may be executed in one or more counterparts, each of which shall be considered to be an original, but all of which together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year as earlier set forth.


                                   Gems & Minerals Corporation
                                   A Nevada corporation


                                   By /s/ Curtis Bernhardt
                                      ------------------------------------
                                      Curtis Bernhardt, President


                                   Franklin Consolidated Mining Company, Inc
                                   A Delaware corporation


                                   By /s/ J. Terry Anderson
                                      ------------------------------------
                                      J. Terry Anderson, President




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